GOLDMAN SACHS TRUST

Institutional, Class P and Class R6 Shares

of the

Goldman Sachs Tactical Tilt Overlay Fund

(the “Portfolio”)

Supplement dated October 16, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 28, 2019, as supplemented to date

Effective immediately, the Portfolio’s investor eligibility criteria are expanded to include the Investment Strategy Group (“ISG”) Tactical Asset Allocation Team. The Portfolio seeks to achieve its investment objective though the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments (“Tactical Tilts”) generated by ISG. Goldman Sachs Asset Management, L.P. (“GSAM”), the Portfolio’s investment adviser, determines in its sole discretion how to implement Tactical Tilt recommendations in the Portfolio. GSAM believes it is appropriate for the ISG Tactical Asset Allocation Team to be permitted to invest in the Portfolio.

Accordingly, effective immediately, members of the ISG Tactical Asset Allocation Team are added to the investor eligibility criteria disclosure in the Portfolio’s Prospectuses, Summary Prospectuses and SAI.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

TACTINVOBJSTK 10-20